Exhibit 99.1

InfiniteWorld Recognized as "Best Whitelabel Marketplace Creation Platform" by OpenSea-Supported Awards at NFT.NYC

By community vote, InfiniteWorld wins "Best Whitelabel Marketplace Creation Platform" as part of the NFT.NYC event awards.

June 24, 2022 9:30 AM Eastern Daylight Time

MIAMI, Fla.--(BUSINESS WIRE)--At NFT.NYC, metaverse infrastructure company InfiniteWorld won the award for Best Whitelabel Marketplace Creation Platform by community vote. More than 18,000 votes were counted across all NFT-related awards, which were supported by OpenSea, APENNFT, and NFT.Kred at the much-anticipated NFT extravaganza in New York City.

InfiniteWorld supports brands and creators with the technology and tools they need to create and execute a metaverse strategy, including the design, creation, minting, and promotion of NFTs to enhance community engagement.

For more information on InfiniteWorld visit: https://www.infiniteworld.com/

For media inquiries, please contact Nick Rodriguez at nick[at]melrosepr[dot]com.

About InfiniteWorld

InfiniteWorld, part of the SUKU Ecosystem, an NFT and metaverse infrastructure company that enables brands to create, monetize, and drive consumer engagement with digital content, is poised to become a publicly traded company through a SPAC merger via Aries I Acquisition Corporation (Nasdaq: RAM) ("Aries"), a special purpose acquisition company. InfiniteWorld has been highly sought after for its ability to create programs around NFTs and other digital assets that offer increased conversion at a lower cost than its competitors while deploying its technology at a faster rate.

About Aries I Acquisition Corporation

Aries I Acquisition Corporation (NASDAQ: RAM) was founded by its Chairman, Thane Ritchie. The Company is a blank check company whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

On December 13, 2021, Aries and InfiniteWorld announced that they had entered into a definitive business combination agreement. Closing of the business combination is subject to customary closing conditions including the approval of the stockholders of Aries.

For materials and information, visit https://www.infiniteworld.com/ for InfiniteWorld and https://www.ariescorp.io/ for Aries.

No Offer or Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and does not constitute an offer to sell or a solicitation of an offer to buy any securities of Aries or InfiniteWorld, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Important Additional Information Regarding the Transaction Will Be Filed With the SEC

In connection with the proposed business combination, Aries intends to file with the U.S. Securities and Exchange Commission (the "SEC") a registration statement on Form S-4 containing a preliminary proxy statement and a preliminary prospectus of Aries, and after the registration statement is declared effective, Aries will mail a definitive proxy statement/prospectus relating to the proposed business combination to its shareholders and InfiniteWorld’s shareholders. This press release does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the business combination. Aries’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the proposed business combination, as these materials will contain important information about InfiniteWorld, Aries and the proposed business combination. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed business combination will be mailed to shareholders of Aries as of a record date to be established for voting on the proposed business combination. Such shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to Aries I Acquisition Corporation, 23 Lime Tree Bay, P.O. Box 1569 Grand Cayman, Cayman Islands.

Participants in the Solicitation

Aries and InfiniteWorld and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Aries’ shareholders in connection with the proposed transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Aries’ shareholders in connection with the proposed business combination will be set forth in Aries’ registration statement on Form S-4, including a proxy statement/prospectus, when it is filed with the SEC. Investors and security holders may obtain more detailed information regarding the names and interests in the proposed transaction of Aries’ directors and officers in Aries’ filings with the SEC and such information will also be in the Registration Statement to be filed with the SEC by Aries, which will include the proxy statement/prospectus of Aries for the proposed transaction.

Cautionary Statement Regarding Forward-Looking Statements

This press release includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. Aries’ and InfiniteWorld’s actual results may differ from their expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "continue," and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the satisfaction of the closing conditions to the proposed business combination, and the timing of the completion of the proposed business combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those discussed in the forward-looking statements. Most of these factors are outside Aries’s and InfiniteWorld’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change, or other circumstances that could give rise to the termination of the definitive business combination agreement (the "Agreement"); (2) the outcome of any legal proceedings that may be instituted against Aries and InfiniteWorld following the announcement of the Agreement and the transactions contemplated therein; (3) the inability to complete the proposed business combination, including due to failure to obtain approval of the shareholders of Aries and InfiniteWorld, certain regulatory approvals, or satisfy other conditions to closing in the Agreement; (4) the occurrence of any event, change, or other circumstance that could give rise to the termination of the Agreement or could otherwise cause the transaction to fail to close; (5) the impact of COVID-19 on InfiniteWorld’s business and/or the ability of the parties to complete the proposed business combination; (6) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; (7) costs related to the proposed business combination; (8) changes in applicable laws or regulations; (9) the possibility that InfiniteWorld or Aries may be adversely affected by other economic, business, and/or competitive factors; and (10) other risks and uncertainties indicated from time to time in the final prospectus of Aries for its initial public offering, including those under "Risk Factors" therein, and in Aries’ other filings with the SEC. Aries cautions that the foregoing list of factors is not exclusive. Aries cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Aries does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based.

Contacts

Media
Edelman
InfiniteWorld@edelman.com

Investors
Sam Collins
Aries I Acquisition Corporation
(647) 964-9643
scollins@ariescorp.io